                                                                       [LOGO]

  PIONEER
  GROWTH SHARES

    SEMIANNUAL REPORT 6/30/99

 TABLE OF CONTENTS
----------------------------------------------------------------

 Letter from the Chairman                               1

 Portfolio Summary                                      2

 Performance Update                                     3

 Portfolio Management Discussion                        7

 Schedule of Investments                               10

 Financial Statements                                  14

 Notes to Financial Statements                         21

 Report of Independent Public Accountants              25

 Trustees, Officers and Service Providers              26

 The Pioneer Family of Mutual Funds                    27

 Programs and Services for Pioneer Shareowners         28

 PIONEER GROWTH SHARES
-------------------------------------------
 LETTER FROM THE CHAIRMAN 6/30/99

DEAR SHAREOWNER,
---------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Growth Shares, covering the period ended June 30, 1999. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment. I would also like to thank those of you who owned shares on July 19, 1999 for exercising your shareowner rights and voting in this summer's important proxy ballot.

As we mentioned in our last report, the 1990s have not completely remade financial markets, nor is any sector of the stock market ready for the moniker of "sure bet." And so, with six months left in this decade, it was refreshing to see a broadening in the stock market. Smaller company stocks handily outperformed large company stocks in the last quarter of the period. Stocks of Real Estate Investment Trusts (REITs) returned to investor's radar screen and the value stocks in the Standard & Poor's 500 Index outperformed growth over the last six months.

The change is, I believe, an indication of the inherent good sense of the open marketplace. The large "blue chip" stocks that dominated the market place for several years have reached such high price levels that some investors are looking elsewhere. What they're seeing is a variety of stocks with strong fundamentals, low prices and some real potential. For long-term investors, quality companies at good prices is a simple and reliable philosophy that makes sense regardless of the type of stocks in favor. It's a philosophy that Pioneer has lived by for more than 70 years. As a part of that legacy, let me assure you that your Fund's focus on growth stocks is predicated not on market capitalization or price momentum but on the solid underpinnings of winning business fundamentals. We call our investments in Pioneer Growth Shares "franchise stocks" for our belief in their industry dominance.

I encourage you to read on to learn more about Pioneer Growth Shares. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292. You can also reach us for information or service at our website, www.pioneerfunds.com.

Respectfully,

/s/ John F. Cogan

John F. Cogan, Jr.
Chairman and President

 PIONEER GROWTH SHARES
-------------------------------------------
 PORTFOLIO SUMMARY 6/30/99

PORTFOLIO DIVERSIFICATION
---------------------------------------------------------------
(As a percentage of total investment portfolio)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

U.S. Common Stocks                                    93%
Short-Term Cash Equivalents                            5%
International Preferred Stocks                         1%
Depositary Receipts for International Stocks           1%

SECTOR DISTRIBUTION
---------------------------------------------------------------
(As a percentage of equity holdings)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Consumer Staples                  37%
Financial                         20%
Technology                        15%
Capital Goods                     10%
Consumer Cyclicals                 7%
Healthcare                         6%
Basic Materials                    4%
Communication Services             1%

10 LARGEST HOLDINGS
---------------------------------------------------------------
(As a percentage of equity holdings)

 1.  Progressive Corp.                    6.74%     6.  Comcast Corp. (Non-voting)           5.31
 2.  Berkshire Hathaway, Inc.             6.45      7.  McDonald's Corp.                     5.15
 3.  Infinity Broadcasting Corp.          5.90      8.  The Coca-Cola Co.                    4.95
 4.  Sealed Air Corp.                     5.71      9.  American International Group, Inc.   4.52
 5.  Dollar General Corp.                 5.32     10.  Wrigley (Wm.) Jr. Co.                4.34

Fund holdings will vary for other periods.

 PIONEER GROWTH SHARES
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           12/31/98
                           $22.48            $20.34

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(12/31/98-6/30/99)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                                  -                 -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                        NET ASSET        PUBLIC OFFERING
PERIOD                    VALUE               PRICE*
10 Years                        20.30%            19.59%
5 Years                         33.08             31.51
1 Year                          19.17             12.29

  * Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

    GROWTH OF $10,000
                            PIONEER GROWTH      STANDARD & POOR'S 500 INDEX
                                SHARES*
6/89                                  $9,425                          $10,000
6/90                                 $12,774                          $11,646
6/91                                 $12,017                          $12,503
6/92                                 $13,133                          $14,177
6/93                                 $16,390                          $16,107
6/94                                 $14,330                          $16,334
6/95                                 $19,732                          $20,584
6/96                                 $23,747                          $25,928
6/97                                 $35,627                          $34,916
6/98                                 $50,199                          $45,445
6/99                                 $59,822                          $55,664

     The Fund adopted its current name and investment adviser (Pioneering Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

     The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER GROWTH SHARES
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           12/31/98
                           $21.68            $19.70

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(12/31/98-6/30/99)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                                  -                 -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                            IF                  IF
PERIOD                     HELD             REDEEMED*
Life-of-Fund                    31.08%              30.88%
(4/28/95)
1 Year                          18.22               14.22

  * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

    GROWTH OF $10,000
                            PIONEER GROWTH     STANDARD & POOR'S
                                SHARES*            500 INDEX
4/95                                 $10,000               $10,000
6/95                                 $10,537               $10,640
                                     $12,335               $11,485
                                     $11,825               $12,175
                                     $12,131               $12,828
6/96                                 $12,604               $13,402
                                     $13,330               $13,815
                                     $14,897               $14,966
                                     $15,155               $15,369
6/97                                 $18,766               $18,048
                                     $20,959               $19,398
                                     $21,265               $19,956
                                     $24,534               $22,738
6/98                                 $26,222               $23,491
                                     $23,046               $19,838
                                     $28,168               $25,660
                                     $30,613               $27,238
6/99                                 $30,799               $28,836

     The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
4

 PIONEER GROWTH SHARES
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           12/31/98
                           $21.83            $19.82

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(12/31/98-6/30/99)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                                  -                 -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                            IF                  IF
PERIOD                     HELD             REDEEMED*
Life-of-Fund                    32.79%              32.79%
(1/31/96)
1 Year                          18.32               18.32

  * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

    GROWTH OF $10,000
                                PIONEER        STANDARD & POOR'S
                            GROWTH SHARES*         500 INDEX
1/96                                 $10,000               $10,000
                                     $10,228               $10,190
6/96                                 $10,627               $10,646
                                     $11,239               $10,974
12/96                                $12,561               $11,888
                                     $12,833               $12,208
6/97                                 $15,889               $14,336
                                     $17,748               $15,408
12/97                                $18,017               $15,851
                                     $20,784               $18,061
6/98                                 $22,219               $18,659
                                     $19,541               $16,806
12/98                                $23,881               $20,382
                                     $25,954               $21,635
6/99                                 $26,303               $22,913

     The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER GROWTH SHARES
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS Y SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           12/31/98
                           $22.59            $20.41

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(12/31/98-6/30/99)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                                  -                 -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                            IF                  IF
PERIOD                     HELD              REDEEMED
Life-of-Fund                    19.26%              19.26%
(4/30/98)
1 Year                          19.67               19.67

  *  Assumes reinvestment of distributions.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

    GROWTH OF $10,000
                            PIONEER GROWTH     STANDARD & POOR'S
                                SHARES*            500 INDEX
4/98                                 $10,000               $10,000
                                      $9,868                $9,828
6/98                                 $10,269               $10,227
                                     $10,106               $10,119
                                      $8,713                $8,656
9/98                                  $9,052                $9,211
                                      $9,833                $9,959
                                     $10,319               $10,563
12/98                                $11,102               $11,171
                                     $11,434               $11,638
                                     $11,244               $11,276
3/99                                 $12,092               $11,858
                                     $12,223               $12,317
                                     $11,913               $12,026
6/99                                 $12,562               $12,694

     The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
6

 PIONEER GROWTH SHARES
-------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/99

Stock market trends shifted in the first half of 1999. Small-cap stocks outperformed large-cap stocks, and the long-ignored value stocks outperformed growth stocks. The following is an interview with Jeffrey B. Poppenhagen, the Portfolio manager for Pioneer Growth Shares and leader of the Fund's investment team. Mr. Poppenhagen discusses the events and factors that influenced your Fund's performance over the recent six month period.

Q: HOW DID THE FUND PERFORM?

A: In absolute terms, the Fund's performance for the first half of the year was good. Class A shares returned 10.52% at net asset value, while Class B returned 10.05%, Class C 10.14% and Class Y 10.68%. However, relative to the 11.65% average of the 1,170 growth funds tracked by Lipper, Inc. and the 12.38% return of the Standard & Poor's 500 Index, the Fund underperformed. (Lipper is an independent firm that tracks mutual fund performance.)

Q: DID DEVELOPMENTS OVERSEAS PLAY A ROLE IN THE FUND'S SLOWER GROWTH?

A: Yes. The Fund had substantial holdings in consumer-staples; especially multinational companies such as GILLETTE and COCA-COLA. Gillette, down nearly 14% for the period, represents almost 4% of the portfolio as of June 30, 1999. The company issued a profit warning for the second quarter, announcing that it expected earnings per share to be down 20%, not the 10% previously reported. We believe that Gillette's earnings will improve following a rebound in the emerging market economies, and as their new Mach 3 razor continues to gain market share. Coke's net income dropped 21% in the second quarter as a contamination scare in Europe and weak sales in other overseas markets hurt their bottom line. While these multinational giants hurt the Fund's short-term performance, we believe their long-term roles as leaders in their respective industries will remain unchanged. Another reason for the Fund's underperformance was our strategy to gradually sell off some of the portfolio's big-name

 PIONEER GROWTH SHARES
-------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/99 (CONTINUED)

   technology stocks, such as Dell Computers, and our general underweighting in this sector versus the index and our peers.

Q: WHY SELL TECHNOLOGY STOCKS NOW?

A: We are concerned about the quality of reported earnings from many technology companies. Increasingly, companies are issuing stock options to employees as part of their compensation. Issuing stock options is not a particularly troubling issue in and of itself. However, because stock options are not counted as an expense against revenue like all other forms of compensation, accounting for these stock options is becoming a very large issue. We believe that this methodology may be causing earnings to be overstated, especially in high technology companies.

   After looking at the returns on invested capital being generated by technology companies, and adjusting for the expense of handing out options to employees, we think that many technology stocks look less attractive today. Consequently, we're more interested in telecommunications firms such as AT&T, which rely less on options to reward employees and, we believe, have a promising future in an increasingly networked world.

Q: WHY DO YOU OWN SO FEW INTERNET-BASED COMPANIES?

A: Perception in the investing community is that internet companies are more efficient users of capital than traditional companies. This remains to be proven. By and large, we believe internet companies are very capital intensive. The maintenance of powerful e-commerce websites is not cheap and these companies also raise capital by issuing stock options to employees rather than through the capital markets. The use of options also leave investors with the perception that internet companies don't require much capital in order to grow their business. For example, we estimate that Yahoo! issued stock options equal to three times their total revenue stream in 1998.

 PIONEER GROWTH SHARES
-------------------------------------------

Q: SO HOW DOES THE USE OF OPTIONS TO PAY EMPLOYEES AFFECT STOCKHOLDERS LIKE THE
   FUND?

A: In a knowledge-based economy, a company's value exists in its knowledge workers. Employees now understand this. These workers are now able to ask for a greater piece of certain types of businesses and get it.

   If employees control a key asset of the company, that's a potential problem for stockholders. Hiring and retaining key people is becoming incredibly expensive in certain fields. Numerous examples exist where the most talented workers in an enterprise were able to capture most of the wealth creation, leaving less for stockholders. The film and entertainment industry has shown that it is better to be Tom Cruise than Warner Brothers and the sports world suggests that you are better off being able to throw a fastball 90 miles per hour than to own the Seattle Mariners. In light of this, we are focusing our investments where stockholders receive a greater portion of the company's returns than do employees. A good example is new Fund holding DOLLAR GENERAL, which is benefiting from increased profits and cost controls.

Q: ARE THERE ANY OTHER CHANGES OF NOTE TO THE PORTFOLIO?

A: Our concentration has increased. We have sold many of the stocks that performed exceptionally well over the past few years. The proceeds have largely been re-deployed in other holdings we think offer better return potential going forward. For instance, while we have eliminated positions in Intel and Dell and reduced the Fund's stake in AMERICA ONLINE, we have increased holdings in INFINITY BROADCASTING and COMCAST.

Q: HOW DO YOU SEE THE REST OF THE YEAR UNFOLDING?

A: The difficulties inherent in economic forecasting aside, it seems that many overseas economies are on the way back. This should benefit the multinational consumer companies that we own. We believe they are among the finest franchises in the world and have plenty of growth potential in the developing markets throughout the world.

 PIONEER GROWTH SHARES
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99

SHARES                                                                     VALUE
                 INVESTMENT IN SECURITIES-94.5%
                 PREFERRED STOCK-0.7%
      63,500     SAP AG                                          $    25,353,049
                                                                 ---------------
                 TOTAL PREFERRED STOCK
                 (Cost $19,894,845)                              $    25,353,049
                                                                 ---------------

                 COMMON STOCKS-93.8%
                 BASIC MATERIALS-3.4%
                 CHEMICALS (SPECIALTY)-3.4%
   2,044,000     Minerals Technologies, Inc.+                    $   114,080,750
                                                                 ---------------
                 TOTAL BASIC MATERIALS                           $   114,080,750
                                                                 ---------------
                 CAPITAL GOODS-9.3%
                 AEROSPACE/DEFENSE-2.4%
   1,201,000     Gulfstream Aerospace Corp.*                     $    81,142,562
                                                                 ---------------
                 ELECTRICAL EQUIPMENT-1.5%
     290,000     Molex Inc.                                      $    10,730,000
   1,243,000     Molex Inc. (Non-voting)                              39,154,500
                                                                 ---------------
                                                                 $    49,884,500
                                                                 ---------------
                 MANUFACTURING (SPECIALIZED)-5.4%
   2,785,100     Sealed Air Corp.*                               $   180,683,362
                                                                 ---------------
                 TOTAL CAPITAL GOODS                             $   311,710,424
                                                                 ---------------
                 COMMUNICATION SERVICES-0.6%
                 TELECOMMUNICATIONS (LONG DISTANCE)-0.6%
     350,000     AT&T Corp.                                      $    19,534,375
                                                                 ---------------
                 TOTAL COMMUNICATION SERVICES                    $    19,534,375
                                                                 ---------------
                 CONSUMER CYCLICALS-6.9%
                 GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.7%
   1,297,000     Mirage Resorts, Inc.*                           $    21,724,750
                                                                 ---------------
                 RETAIL (DISCOUNTERS)-5.0%
   5,807,500     Dollar General Corp.                            $   168,417,500
                                                                 ---------------
                 SERVICES (COMMERCIAL & CONSUMER)-1.2%
     584,000     Cintas Corp.                                    $    39,237,500
                                                                 ---------------
                 TOTAL CONSUMER CYCLICALS                        $   229,379,750
                                                                 ---------------
                 CONSUMER STAPLES-34.8%
                 BEVERAGES (NON-ALCOHOLIC)-4.6%
   2,504,000     The Coca-Cola Co.                               $   156,500,000
                                                                 ---------------

10 The accompanying notes are an integral part of these financial statements.

 PIONEER GROWTH SHARES
-------------------------------------------

SHARES                                                                     VALUE
                 BROADCASTING (TELEVISION/RADIO/CABLE)-11.4%
   4,375,000     Comcast Corp. (Non-voting)                      $   168,164,063
   6,275,000     Infinity Broadcasting Corp.*                        186,681,250
     350,000     MediaOne Group, Inc.*                                26,031,250
                                                                 ---------------
                                                                 $   380,876,563
                                                                 ---------------
                 FOODS-4.1%
   1,525,000     Wrigley (Wm.) Jr. Co.                           $   137,250,000
                                                                 ---------------
                 PERSONAL CARE-4.0%
   3,262,000     The Gillette Co.                                $   133,742,000
                                                                 ---------------
                 RESTAURANTS-4.9%
   3,946,000     McDonald's Corp.                                $   163,019,125
                                                                 ---------------
                 RETAIL (DRUG STORES)-3.5%
   3,971,000     Walgreen Co.                                    $   116,648,125
                                                                 ---------------
                 RETAIL STORES (FOOD CHAINS)-2.3%
   2,764,680     Kroger Co.*                                     $    77,238,249
                                                                 ---------------
                 TOTAL CONSUMER STAPLES                          $ 1,165,274,062
                                                                 ---------------
                 FINANCIAL-19.4%
                 BANKS (MAJOR REGIONAL)-1.3%
     650,000     Fifth Third Bancorp                             $    43,265,625
                                                                 ---------------
                 FINANCIAL (DIVERSIFIED)-6.4%
       2,962     Berkshire Hathaway, Inc. (Class A)*             $   204,081,800
       5,501     Berkshire Hathaway, Inc. (Class B)*                  12,371,749
                                                                 ---------------
                                                                 $   216,453,549
                                                                 ---------------
                 INSURANCE (MULTI-LINE)-4.3%
   1,222,500     American International Group, Inc.              $   143,108,906
                                                                 ---------------
                 INSURANCE (PROPERTY/CASUALTY)-6.4%
   1,471,500     Progressive Corp.                               $   213,367,500
                                                                 ---------------
                 INVESTMENT BANK/BROKERAGE-1.0%
     305,000     Charles Schwab Corp.                            $    33,511,875
                                                                 ---------------
                 TOTAL FINANCIAL                                 $   649,707,455
                                                                 ---------------
                 HEALTHCARE-5.5%
                 BIOTECHNOLOGY-2.6%
   2,183,200     Monsanto Co.                                    $    86,099,950
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements. 11

 PIONEER GROWTH SHARES
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99                                    (CONTINUED)

SHARES                                                                     VALUE
                 HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS)-2.9%
     604,000     Merck & Co., Inc.                               $    44,696,000
     472,000     Pfizer, Inc.                                         51,802,000
                                                                 ---------------
                                                                 $    96,498,000
                                                                 ---------------
                 TOTAL HEALTHCARE                                $   182,597,950
                                                                 ---------------
                 TECHNOLOGY-13.9%
                 COMMUNICATIONS EQUIPMENT-1.5%
   2,152,000     American Tower Corp.*                           $    51,648,000
                                                                 ---------------
                 COMPUTERS (NETWORKING)-3.4%
   1,783,000     Cisco Systems, Inc.*                            $   115,003,500
                                                                 ---------------
                 COMPUTERS (PERIPHERALS)-3.3%
   2,016,000     EMC Corp.*                                      $   110,880,000
                                                                 ---------------
                 COMPUTERS (SOFTWARE & SERVICES)-5.7%
     118,000     America Online, Inc.*                           $    13,039,000
   1,490,000     Microsoft Corp.*                                    134,379,375
   1,213,000     SAP AG (A.D.R.)                                      42,000,125
                                                                 ---------------
                                                                 $   189,418,500
                                                                 ---------------
                 TOTAL TECHNOLGY                                 $   466,950,000
                                                                 ---------------
                 TOTAL COMMON STOCKS
                 (Cost $2,587,156,257)                           $ 3,139,234,766
                                                                 ---------------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $2,607,051,102)                           $ 3,164,587,815
                                                                 ---------------

PRINCIPAL
AMOUNT
                 TEMPORARY CASH INVESTMENTS-5.5%
                 COMMERCIAL PAPER-5.5%
$ 45,904,000     American Express Credit Corp., 4.95%, 7/1/99    $    45,904,000
  21,440,000     Commercial Credit Co., 5.26%, 7/7/99                 21,440,000
  39,014,000     Exxon Corp., 5.02%, 7/2/99                           39,014,000
  25,085,000     Ford Motor Credit Corp., 5.08%, 7/2/99               25,085,000
  23,644,000     IBM Corp., 4.93%, 7/2/99                             23,644,000
  27,454,000     Prudential Funding Corp., 5.25%, 7/6/99              27,454,000
                                                                 ---------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $182,541,000)                             $   182,541,000
                                                                 ---------------
                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                 CASH INVESTMENTS-100%
                 (Cost $2,789,592,102)(a)                        $ 3,347,128,815
                                                                 ---------------

12 The accompanying notes are an integral part of these financial statements.

 PIONEER GROWTH SHARES
-------------------------------------------

*    Non-income producing security.

+ Investments held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At June 30, 1999, the net unrealized gain on investments, based on cost for federal income tax purposes of $2,791,398,083, was as follows:

Aggregate gross unrealized gain for all investments in which there
  is an excess of value over tax cost                               $598,294,994
Aggregate gross unrealized loss for all investments in which there
  is an excess of tax cost over value                                (42,564,262)
                                                                    ------------
Net unrealized gain                                                 $555,730,732
                                                                    ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1999 aggregated $1,340,983,667 and $620,465,356 respectively.

   The accompanying notes are an integral part of these financial statements. 13

 PIONEER GROWTH SHARES
-------------------------------------------
 BALANCE SHEET 6/30/99

ASSETS:
  Investments in securities, at value (including temporary cash
    investments of $182,541,000) (cost $2,789,592,102)                  $3,347,128,815
  Cash                                                                             125
  Receivables -
    Investment securities sold                                              22,463,196
    Fund shares sold                                                        16,937,346
    Dividends and interest                                                     875,029
  Other                                                                          3,483
                                                                        --------------
        Total assets                                                    $3,387,407,994
                                                                        --------------

LIABILITIES:
  Payables -
    Investment securities purchased                                     $    8,521,200
    Fund shares repurchased                                                  4,432,022
  Due to affiliates                                                          3,419,830
  Accrued expenses                                                             435,317
                                                                        --------------
        Total liabilities                                               $   16,808,369
                                                                        --------------

NET ASSETS:
  Paid-in capital                                                       $2,634,018,802
  Accumulated net investment loss                                          (10,790,335)
  Accumulated undistributed net realized gain on investments               189,834,445
  Net unrealized gain on investments                                       557,536,713
                                                                        --------------
        Total net assets                                                $3,370,599,625
                                                                        --------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $2,032,735,553 / 90,444,296 shares)                 $        22.48
                                                                        --------------
  Class B (based on $1,035,668,297 / 47,776,630 shares)                 $        21.68
                                                                        --------------
  Class C (based on $295,152,068 / 13,523,577 shares)                   $        21.83
                                                                        --------------
  Class Y (based on $7,043,707 / 311,802 shares)                        $        22.59
                                                                        --------------

MAXIMUM OFFERING PRICE:
  Class A                                                               $        23.85
                                                                        --------------

14 The accompanying notes are an integral part of these financial statements.

 PIONEER GROWTH SHARES
-------------------------------------------
 STATEMENT OF OPERATIONS

 FOR THE SIX MONTHS ENDED 6/30/99

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $57,258)        $4,320,878
  Interest                                                     2,946,808
                                                              ----------
        Total investment income                                           $  7,267,686
                                                                          ------------
EXPENSES:
  Management fees                                             $6,474,955
  Transfer agent fees
    Class A                                                    1,805,838
    Class B                                                    1,150,807
    Class C                                                      211,369
    Class Y                                                          290
  Distribution fees
    Class A                                                    2,168,113
    Class B                                                    4,299,993
    Class C                                                    1,218,649
  Adminstrative fees                                              99,224
  Custodian fees                                                  90,249
  Registration fees                                              734,524
  Professional fees                                               53,298
  Printing                                                        65,415
  Fees and expenses of nonaffiliated trustees                     24,854
  Miscellaneous                                                   17,156
                                                              ----------
    Total expenses                                                        $ 18,414,734
    Less fees paid indirectly                                                 (356,713)
                                                                          ------------
    Net expenses                                                          $ 18,058,021
                                                                          ------------
      Net investment loss                                                 $(10,790,335)
                                                                          ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                        $195,137,240
  Change in net unrealized gain on investments                              83,206,958
                                                                          ------------
    Net gain on investments                                               $278,344,198
                                                                          ------------
    Net increase in net assets resulting from operations                  $267,553,863
                                                                          ------------

   The accompanying notes are an integral part of these financial statements. 15

 PIONEER GROWTH SHARES
-------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE SIX MONTHS ENDED 6/30/99 AND THE YEAR ENDED 12/31/98

                                                              SIX MONTHS ENDED      YEAR ENDED
FROM OPERATIONS:                                                   6/30/99           12/31/98
  Net investment loss                                           $  (10,790,335)   $    (5,832,756)
  Net realized gain on investments                                 195,137,240        127,826,484
  Change in net unrealized gain on investments                      83,206,958        283,362,478
                                                              -----------------   ---------------
        Net increase in net assets resulting from operations    $  267,553,863    $   405,356,206
                                                              -----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain:
    Class A ($0.00 and $1.38 per share, respectively)           $            -    $   (85,405,831)
    Class B ($0.00 and $1.38 per share, respectively)           $            -        (41,966,929)
    Class C ($0.00 and $1.38 per share, respectively)           $            -        (11,536,214)
    Class Y ($0.00 and $1.38 per share, respectively)           $            -           (326,738)
                                                              -----------------   ---------------
          Total distributions to shareholders                   $            -    $  (139,235,712)
                                                              -----------------   ---------------
FROM FUND SHARE TRANSACTIONS:
    Net proceeds from sale of shares                            $1,340,646,588    $ 1,709,346,324
    Reinvestment of distributions                                            -        118,722,177
    Cost of shares repurchased                                    (505,545,781)      (591,625,079)
                                                              -----------------   ---------------
      Net increase in net assets resulting from fund share
        transactions                                            $  835,100,807    $ 1,236,443,422
                                                              -----------------   ---------------
      Net increase in net assets                                $1,102,654,670    $ 1,502,563,916
NET ASSETS:
    Beginning of period                                          2,267,944,955        765,381,039
                                                              -----------------   ---------------
    End of period (including accumulated net investment loss
      of $10,790,335 and $0, respectively)                      $3,370,599,625    $ 2,267,944,955
                                                              -----------------   ---------------

CLASS A                               '99 SHARES    '99 AMOUNT      '98 SHARES      '98 AMOUNT
Shares sold                            37,914,532  $ 820,478,426      50,599,844  $  960,396,288
Reinvestment of distributions                   -              -       4,031,378      75,507,150
Less shares repurchased               (16,698,416)  (360,507,086)    (20,085,860)   (384,992,157)
                                     ------------  -------------  --------------  --------------
    Net increase                       21,216,116  $ 459,971,340      34,545,362  $  650,911,281
                                     ------------  -------------  --------------  --------------
CLASS B
Shares sold                            18,714,765  $ 389,343,848      27,401,351  $  510,023,299
Reinvestment of distributions                   -              -       1,908,567      34,640,005
Less shares repurchased                (4,918,604)  (102,930,690)     (5,575,738)   (102,526,187)
                                     ------------  -------------  --------------  --------------
    Net increase                       13,796,161  $ 286,413,158      23,734,180  $  442,137,117
                                     ------------  -------------  --------------  --------------
CLASS C
Shares sold                             6,161,246  $ 129,084,477      12,383,572  $  233,807,982
Reinvestment of distributions                   -              -         451,825       8,250,190
Less shares repurchased                (1,965,383)   (41,499,978)     (5,640,282)   (103,770,282)
                                     ------------  -------------  --------------  --------------
    Net increase                        4,195,863  $  87,584,499       7,195,115  $  138,287,890
                                     ------------  -------------  --------------  --------------
CLASS Y*
Shares sold                                80,081  $   1,739,837         259,760  $    5,118,755
Reinvestment of distributions                   -              -          17,287         324,832
Less shares repurchased                   (27,362)      (608,027)        (17,964)       (336,453)
                                     ------------  -------------  --------------  --------------
    Net increase                           52,719  $   1,131,810         259,083  $    5,107,134
                                     ------------  -------------  --------------  --------------

*Class Y shares were first publicly offered on April 30, 1998.

16 The accompanying notes are an integral part of these financial statements.

 PIONEER GROWTH SHARES

------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                                SIX MONTHS
                                                                  ENDED          YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                 6/30/99          12/31/98         12/31/97        12/31/96
CLASS A
Net asset value, beginning of period                            $    20.34        $    16.35       $ 11.71         $ 10.12
                                                              --------------    ------------     -------------   ------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $    (0.05)       $    (0.03)      $ (0.03)        $ (0.01)
  Net realized and unrealized gain (loss) on investments              2.19              5.40          5.16            2.67
                                                              --------------    ------------     -------------   ------------
      Net increase (decrease) from investment operations        $     2.14        $     5.37       $  5.13         $  2.66
Distributions to shareholders:
  Net investment income                                                  -                 -             -               -
  Net realized gain                                                      -             (1.38)        (0.49)          (1.07)
  Paid-in capital                                                        -                 -             -               -
                                                              --------------    ------------     -------------   ------------
Net increase (decrease) in net asset value                      $     2.14        $     3.99       $  4.64         $  1.59
                                                              --------------    ------------     -------------   ------------
Net asset value, end of period                                  $    22.48        $    20.34       $ 16.35         $ 11.71
                                                              --------------    ------------     -------------   ------------
Total return*                                                        10.52%            33.54%        43.78%          26.95%
Ratio of net expenses to average net assets                           0.99%**+          0.95%+        0.99%+          1.15%+
Ratio of net investment income (loss) to average net assets          (0.48)%**+        (0.18)%+      (0.25)%+        (0.08)%+
Portfolio turnover rate                                                 46%**             30%           28%             96%
Net assets, end of period (in thousands)                        $2,032,736        $1,408,252       $567,126        $277,598
Ratios assuming reductions for fees paid indirectly:
  Net expenses                                                        0.96%**           0.93%         0.97%           1.13%
  Net investment income (loss)                                       (0.45)%**         (0.16)%       (0.23)%         (0.60)%


                                                              YEAR ENDED    YEAR ENDED
                                                               12/31/95      12/31/94
CLASS A
Net asset value, beginning of period                            $  8.85       $ 12.62
                                                              -----------   -----------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $  0.03       $ (0.06)
  Net realized and unrealized gain (loss) on investments           2.58         (0.38)
                                                              -----------   -----------
      Net increase (decrease) from investment operations        $  2.61       $ (0.44)
Distributions to shareholders:
  Net investment income                                           (0.03)            -
  Net realized gain                                               (1.31)        (3.32)
  Paid-in capital                                                     -         (0.01)
                                                              -----------   -----------
Net increase (decrease) in net asset value                      $  1.27       $ (3.77)
                                                              -----------   -----------
Net asset value, end of period                                  $ 10.12       $  8.85
                                                              -----------   -----------
Total return*                                                     29.82%        (2.60)%
Ratio of net expenses to average net assets                        1.23%+        1.46%
Ratio of net investment income (loss) to average net assets        0.28%+       (0.53)%
Portfolio turnover rate                                             158%          161%
Net assets, end of period (in thousands)                        $215,564      $132,476
Ratios assuming reductions for fees paid indirectly:
  Net expenses                                                     1.21%            -
  Net investment income (loss)                                     0.30%            -

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER GROWTH SHARES

------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                    SIX MONTHS ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    4/28/95 TO
                                                         6/30/99         12/31/98     12/31/97(a)    12/31/96      12/31/95

CLASS B
Net asset value, beginning of period                    $    19.70        $  16.00      $  11.55      $ 10.07       $  9.68
                                                    -----------------   -----------   -----------   -----------   -----------
Increase (decrease) from investment operations:
  Net investment loss                                   $    (0.09)       $  (0.07)     $  (0.15)     $ (0.05)      $     -
  Net realized and unrealized gain on investments             2.07            5.15          5.09         2.60          1.73
                                                    -----------------   -----------   -----------   -----------   -----------
  Net increase from investment operations               $     1.98        $   5.08      $   4.94      $  2.55       $  1.73
Distributions to shareholders:
  Net investment income                                          -               -             -            -         (0.03)
  Net realized gain                                              -           (1.38)        (0.49)       (1.07)        (1.31)
                                                    -----------------   -----------   -----------   -----------   -----------
Net increase in net asset value                         $     1.98        $   3.70      $   4.45      $  1.48       $  0.39
                                                    -----------------   -----------   -----------   -----------   -----------
Net asset value, end of period                          $    21.68        $  19.70      $  16.00      $ 11.55       $ 10.07
                                                    -----------------   -----------   -----------   -----------   -----------
Total return*                                                10.05%          32.46%        42.75%       25.97%        18.26%
Ratio of net expenses to average net assets                   1.79%**+        1.74%+        1.76%+       1.86%+        1.90%**+
Ratio of net investment loss to average net assets           (1.28)%**+      (0.95)%+      (1.01)%+     (0.83)%+      (0.25)%**+
Portfolio turnover rate                                         46%**           30%           28%          96%          158%
Net assets, end of period (in thousands)                $1,035,668        $669,496      $163,955      $31,286       $14,019
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                                1.77%**         1.71%         1.72%        1.84%         1.84%**
  Net investment loss                                        (1.26)%**       (0.92)%       (0.97)%      (0.81)%       (0.19)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER GROWTH SHARES

------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                         SIX MONTHS ENDED    YEAR ENDED    YEAR ENDED    1/31/96 TO
                                                              6/30/99         12/31/98     12/31/97(a)    12/31/96

CLASS C
Net asset value, beginning of period                          $  19.82         $  16.08      $ 11.55        $10.10
                                                         -----------------   -----------   -----------   -----------
Increase (decrease) from investment operations:
  Net investment loss                                         $  (0.09)        $  (0.08)     $ (0.14)       $(0.05)
  Net realized and unrealized gain on investments                 2.10             5.20         5.16          2.57
                                                         -----------------   -----------   -----------   -----------
  Net increase from investment operations                     $   2.01         $   5.12      $  5.02        $ 2.52
Distributions to shareholders:
  Net realized gain                                                  -            (1.38)       (0.49)        (1.07)
                                                         -----------------   -----------   -----------   -----------
Net increase in net asset value                               $   2.01         $   3.74      $  4.53        $ 1.45
                                                         -----------------   -----------   -----------   -----------
Net asset value, end of period                                $  21.83         $  19.82      $ 16.08        $11.55
                                                         -----------------   -----------   -----------   -----------
Total return*                                                    10.14%           32.55%       43.44%        25.61%
Ratio of net expenses to average net assets                       1.70%**+         1.71%+       1.69%+        1.89%**+
Ratio of net investment loss to average net assets               (1.19)%**+       (0.92)%+     (0.93)%+      (1.01)%**+
Portfolio turnover rate                                             46%**            30%          28%           96%
Net assets, end of period (in thousands)                      $295,152         $184,909      $34,300        $1,354
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                    1.67%**          1.67%        1.63%         1.87%**
  Net investment loss                                            (1.16)%**        (0.88)%      (0.87)%       (0.99)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER GROWTH SHARES
-------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                         SIX MONTHS ENDED    4/30/98 TO
                                                              6/30/99         12/31/98

CLASS Y
Net asset value, beginning of period                           $20.41           $19.73
                                                              -------        -----------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $(0.02)          $ 0.03
  Net realized and unrealized gain on investments                2.20             2.03
                                                              -------        -----------
  Net increase from investment operations                        2.18             2.06
Distributions to shareholders:
  Net realized gain                                                 -            (1.38)
                                                              -------        -----------
Net increase in net asset value                                $ 2.18           $ 0.68
                                                              -------        -----------
Net asset value, end of period                                 $22.59           $20.41
                                                              -------        -----------
Total return*                                                   10.68%           11.02%
Ratio of net expenses to average net assets                      0.54%**+         0.51%**+
Ratio of net investment income (loss) to average net
  assets                                                        (0.03)%**+        0.29%**+
Portfolio turnover rate                                            46%**            30%
Net assets, end of period (in thousands)                       $7,044           $5,287
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                   0.53%**          0.51%**
  Net investment income (loss)                                  (0.02)%**         0.29%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
20

 PIONEER GROWTH SHARES
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

  Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

 PIONEER GROWTH SHARES
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99                              (CONTINUED)

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards, and are included in other income to the extent that they are not identifiable with realized or unrealized losses. Included in net realized gain from investments is $1,733 of class action settlements received by the Fund during the six months ended June 30, 1999.

B. FEDERAL INCOME TAXES

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. FUND SHARES

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $1,081,803 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1999.

D. CLASS ALLOCATIONS

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

 PIONEER GROWTH SHARES
-------------------------------------------

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 1999, $1,354,233 was payable to PIM related to management fees, administrative and certain other services.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $515,532 in transfer agent fees payable to PSC at June 30, 1999.

4. DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and / or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,550,065 in distribution fees payable to PFD at June 30, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares

 PIONEER GROWTH SHARES
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99                              (CONTINUED)

that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1999, CDSCs in the amount of $902,856 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $356,713 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 1999, the Fund had no borrowings under this agreement.

7. AFFILIATED COMPANIES

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 1999:


                                                     DIVIDEND
AFFILIATE                       PURCHASES   SALES     INCOME         VALUE
Minerals Technologies, Inc.     $3,081,794    $ -    $ 101,000   $ 114,080,750

 PIONEER GROWTH SHARES
-------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER GROWTH SHARES:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Growth Shares, as of June 30, 1999, and the related statement of operations, statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts

August 6, 1999

 PIONEER GROWTH SHARES
-------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

OFFICERS
John F. Cogan, Jr., Chairman and
  President
David D. Tripple, Executive Vice President
Jeffrey B. Poppenhagen, Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

-------------------------------------------
 THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS

UNITED STATES
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

INTERNATIONAL / GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

INCOME FUNDS

TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund

-------------------------------------------
 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE-SM-
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

-------------------------------------------

AUTOMATIC EXCHANGE PROGRAM
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS
Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

-------------------------------------------
 HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                 ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         WWW.PIONEERFUNDS.COM

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.

          PIONEER INVESTMENT MANAGEMENT, INC.
          60 STATE STREET                             0899-6909
          BOSTON, MASSACHUSETTS 02109                 -C- PIONEER FUNDS DISTRIBUTOR, INC.
   [LOGO] WWW.PIONEERFUNDS.COM                        [LOGO] PRINTED ON RECYCLED PAPER